Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Amended Quarterly Report on Form 10-Q/A of Diversified Restaurant Holdings, Inc. (the “Company”) for the fiscal quarter ending March 28, 2010 (the “Quarterly Report”), I, David G. Burke, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 10, 2010

DIVERSIFIED RESTAURANT HOLDINGS, INC.
By:	/s/ David G. Burke
David G. Burke
Chief Financial Officer (Principal Financial and Accounting Officer)